Private Placement	9 Months Ended
Sep. 30, 2011
Private Placement/Shareholders' Equity [Abstract]
Private Placement

10. Private Placement

On July 5, 2011 the Company entered into a definitive agreement for the sale of 25,000,000 shares of common stock to three existing shareholders in a private placement for aggregate gross proceeds of $4.75 million (the “July 2011 Private Placement”). On July 7, 2011 the Company closed the July 2011 Private Placement. After deducting for fees and expenses, the net proceeds from the sale of the shares of common stock were approximately $4.4 million.